Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Global Jet Capital, Inc. (the “Company”)
Morgan Stanley & Co. LLC
BofA Securities, Inc.
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
KKR Capital Markets LLC TCG Capital Markets L.L.C.

(together, the “Specified Parties”)

Re: Business Jet Securities 2021-1, LLC – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “BJETS 2021-1 Final Pool 1.21.21 KPMG Final.xlsx” provided by the Company on February 9, 2021 (the “Data File”) containing certain information related to 49 aircraft loans (“Loans”) and leases (“Leases”) and their related interests (together, the “Aircraft Receivable Assets”) as of December 31, 2020 (the “Statistical Calculation Date”), which we were informed are intended to be included as collateral in the notes offering by Business Jet Securities 2021-1 LLC. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Source Documents” means the following documents provided by the Company:

–	Guaranty

–	Reaffirmation of Personal/Trust Guaranty

–	Lease Agreement

–	Loan Agreement

–	Promissory Note

KPMG LLP, a Delaware limited liability partnership and a member firm of the
KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

–	Modification/Amendments to Lease Agreement

–	Modification/Amendments to Loan Agreement

–	Acceptance Certificate

–	Security Deposit Pledge Agreement

–	Letter of Credit Agreement

–	LeaseWave Reports – an electronic data file (“ABS 2021-1 LeaseWave Reports 2.1.2021.xlsx”) containing certain information related to each Aircraft Receivable Asset

–
GJC Master Data File – an electronic data file (“GJC Master Data - DecemberME - 2020.xlsx”) containing certain information related to the vintage of each Aircraft Receivable Asset and the SIC code of each obligor

–	Appraisal Report issued by AC-U-KWIK Appraisals

–	Appraisal Report issued by Mente Group, LLC

–	Appraisal Report issued by Aviation Advisors Group

–	HNWI Ratings Spreadsheets – three (3) electronic data files containing information on ratings for obligors considered High Net Worth Individuals by the Company

–
GJC Ratings Mapping File – an electronic data file (“GJC Ratings Scale - Auditors - 12.20.xlsx”) containing information on the standard operating procedures the Company uses when assigning ratings to obligors

–	Public Ratings Files – eight (8) electronic data files containing information on the ratings various rating agencies assigned to public companies

–	GJC Ratings Memos – three (3) electronic data files documenting the GJC rating for the Aircraft Receivable Assets identified as LeaseWave Sequence No GJ0382AOL1, GJ0383AOL1 and GJ0226AOL1

–	Moody’s RiskCalc US 4.0 Files – two (2) electronic data files containing information on corporate obligors the Company rated using the Moody’s RiskCalc system

–
NDY Industries to SIC Mapping File – an electronic data file (“NDY Industry to SIC Mapping File - 12.20.xlsx”) containing the mapping of relevant SIC industry codes to their applicable Moody’s (KMV) industry code and description for each obligor

–	Size Categories Sheet – an electronic data file (“Aircraft Size Categories.xlsx”) containing information on the class of all applicable aircraft or engine makes and models

–	Engine Program Data File – an electronic data file (“Engine Program Verification File_12-31-2020.xlsx”) containing information associated with the engine program for each Aircraft Receivable Asset

–	ALLL File – an electronic data file (“2020 12 ALLL v2.xlsx”) containing the ABS classification for each Aircraft Receivable Asset

We were instructed by the Company to perform the following agreed-upon procedures on the Aircraft Receivable Assets in the Data File.

A.
The Company instructed us to select 16 Aircraft Receivable Assets from the Data File (the “Selected Assets”) based on the following criteria: (1) 5 randomly selected Aircraft Receivable Assets, and (2) the top 10 obligors based on the “Aggregate Asset Value” field in the Data File (representing a total of 11 Aircraft Receivable Assets). The 16 Selected Assets are listed in Exhibit A.

B.
For each of the Selected Assets, we compared or recomputed the attributes listed below contained in the Data File to or using the corresponding information contained in the applicable Source Document. The

Specified Parties indicated that the absence of any of the specified Source Documents or the inability to agree the indicated information from the Data File to the Source Document for each of the specified attributes, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception. The Source Documents are listed in order of priority until such attribute was agreed.

Attribute		Source Document / Instructions
LeaseWave Sequence No		LeaseWave Reports
Guarantor / Obligor		Leases: Guaranty, Reaffirmation of Personal/Trust Guaranty, Lease Agreement Loans: Guaranty, Reaffirmation of Personal/Trust Guaranty, Loan Agreement, Promissory Note
Originator		Using the date stated in the applicable Source Document listed below, compare the Originator in the Data File to the Originator in the table below:
Condition

If the transaction was not originated by GJC and there is a Modification/Amendment to Lease Agreement or Modification/Amendment to Loan Agreement dated after December 4, 2015, whereby GJC extended the Contract End Date

Originator GJC Extended
	If there was a Lease Agreement, Loan Agreement, or Promissory Note dated after December 4, 2015	GJC Origination
	If the Lease Agreement, Loan Agreement, Promissory Note, Modification/Amendments to Lease Agreement, or Modification/Amendments to Loan Agreement are dated before December 4, 2015	GE Origination
ABS Classification		ALLL File. If the Selected Asset is not listed in the ALLL File, classify the Selected Asset as an operating lease
Fixed / Float		Leases: Amendments/Modifications to Lease Agreement, Lease Agreement Loans:Amendments/Modifications to Loan Agreement, Loan Agreement, Promissory Note
Float Index		Leases: Amendments/Modifications to Lease Agreement, Lease Agreement Loans: Amendments/Modifications to Loan Agreement, Loan Agreement, Promissory Note
Registration Location		LeaseWave Reports
Aircraft Location		LeaseWave Reports
Contract Currency		LeaseWave Reports
Contract Freq		LeaseWave Reports

Attribute	Source Document / Instructions
Contract Start Date	Leases: Amendments/Modifications to Lease Agreement, Lease Agreement, Acceptance Certificate Loans: Amendments/Modifications to Loan Agreement, Loan Agreement, Promissory Note, Acceptance Certificate
Term	Leases: Amendments/Modifications to Lease Agreement, Lease Agreement Loans: Amendments/Modifications to Loan Agreement, Loan Agreement, Promissory Note
Remaining Term at 12/31/2020	Recompute as the number of months between (i) the Statistical Calculation Date, and (ii) the Contract End Date
Contract End Date	LeaseWave Reports
Security Deposit (USD)	Security Deposit Pledge Agreement, Lease Agreement or Loan Agreement
Letter of Credit	Letter of Credit Agreement
ABS Q4 2020 LMM (as of 12/31/2020)	Recompute as the lesser of the mean or median of the (i) Q4 2020 AC-U- KWIK (as of 12/31/2020), (ii) Q4 2020 Mente (as of 12/31/2020), and (iii) Q4 2020 AAG (as of 12/31/2020)
Q4 2020 AC-U-KWIK (as of 12/31/2020)	Appraisal Report issued by AC-U-KWIK Appraisals
Q4 2020 Mente (as of 12/31/2020)	Appraisal Report issued by Mente Group, LLC
Q4 2020 AAG (as of 12/31/2020)	Appraisal Report issued by Aviation Advisors Group
End of Lease Projected FMV - per AAG (as of 12/31/2020)	Appraisal Report issued by Aviation Advisors Group
Moodys (KMV) Industry Code	NDY Industries to SIC Mapping File using the GJC Master Data File
Moodys (KMV) Industry Name	NDY Industries to SIC Mapping File using the GJC Master Data File
GJC Rating	HNWI Ratings Spreadsheets, Public Ratings Files and Moody’s RiskCalc US 4.0 Files using the GJC Ratings Mapping File and GJC Ratings Memos
Rating Source	Using the applicable Source Document listed below, compare the Rating Source in the Data File to the Rating Source in the table below:
	Condition	Rating Source
	If the GJC Rating was verified using the HNWI Ratings Spreadsheets	HNWI
	If the GJC Rating was verified using Public Ratings Files	Public
	If the GJC Rating was verified using the GJC Ratings Memos and/or Moody’s RiskCalc US 4.0 Files	Moody’s RiskCalc US 4.0
Vintage	GJC Master Data File, Appraisal Report

Attribute	Source Document / Instructions
Make	LeaseWave Reports
Model	LeaseWave Reports
Serial Number	LeaseWave Reports
Age (Formula off Vintage)	Recompute as the number of years between (i) January 1 of the asset’s Vintage year and (ii) the Statistical Calculation Date
Engine Program	Engine Program Data File
Class	Based on the Make and Model of each Selected Asset as stated in the Data File, compare to the Size Categories Sheet
Aggregate Asset Value
Recompute as:
(1) for Selected Assets identified as Finance Lease in the “ABS Classification” field in the Data File, the sum of the finance lease principal payments,
(2)  for Selected Assets identified as Loan in the “ABS Classification” field in the Data File, the sum of the loan principal payments, and
(3)  for Selected Assets identified as Operating Lease in the “ABS Classification” field in the Data File, the appraisal value identified by the attribute ABS Q4 2020 LMM (as of 12/31/2020)

The information regarding the attributes of each Selected Asset was found to be in agreement with the respective information contained in the Source Documents.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Source Documents, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Aircraft Receivable Assets, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Source Documents which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Aircraft Receivable Assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Aircraft Receivable Assets being securitized, (iii) the compliance of the originator of the Aircraft Receivable Assets with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Aircraft Receivable Assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
February 9, 2021

Exhibit A

Selected Asset Number	LeaseWave Sequence No
1	GJ02962-01
2	GJ02823-01
3	GJ02863-01
4	GJ02901-03
5	GJ0382AOL1
6	GJ0383AOL1
7	GJ0377AOL1
8	GJ0449AOL1
9	GJ0443AOL1
10	GJ02092-01
11	GJ0384AOL1
12	GJ0315AOL1
13	GJ0280AOL1
14	GJ0231AOL1
15	GJ02941-01
16	GJ0226AOL1